Confidential – Do Not Distribute0 Bank of America Conference: Evolent Health May 13, 2021 Exhibit 99.1

Confidential – Do Not Distribute1 Safe Harbor Statement Certain statements in this presentation and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements, including statements relating to our ability to maintain pipeline momentum, our ability to add margin annually through scale, our ability to achieve our Adjusted EBITDA margin target in 2024 via 200-300 bps of annual improvement and our ability to capture margin opportunity over time, involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results described in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially include, among others: the significant portion of revenue we derive from our largest partners, and the potential loss, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate; evolution in the market for value-based care; uncertainty in the health care regulatory framework, including the potential impact of policy changes; our ability to offer new and innovative products and services; risks related to completed and future acquisitions, investments, alliances and joint ventures, including the acquisitions of Valence Health Inc., excluding Cicerone Health Solutions, Inc., Aldera Holdings, Inc., New Century Health, and Passport, which may be difficult to integrate, divert management resources, or result in unanticipated costs or dilute our stockholders; the financial benefits we expect to receive as a result of the sale of certain assets of Passport may not be realized; the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including governmental funding reductions and other policy changes, enrollment numbers for our partners’ plans, premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs; risks relating to our ability to maintain profitability for our total cost of care and New Century Health’s performance-based contracts and products, including capitation and risk bearing contracts; our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures; the potential negative impact of the COVID-19 pandemic and other public health emergencies; our ability to recover the significant upfront costs in our partner relationships; our ability to attract new partners and successfully capture new growth opportunities; the increasing number of risk-sharing arrangements we enter into with our partners; our ability to estimate the size of our target markets; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to governmental payer audits and actions, including whistleblower claims; our ability to partner with providers due to exclusivity provisions in our contracts; risks related to our offshore operations; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the impact of additional goodwill and intangible asset impairments on our results of operations; our indebtedness, our ability to service our indebtedness, and our ability to obtain additional financing; our ability to achieve profitability in the future; the impact of litigation, including the ongoing class action lawsuit; material weaknesses in the future may impact our ability to conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements; restrictions and penalties as a result of privacy and data protection laws; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; restrictions and penalties as a result of privacy and data protection laws; adequate protection of our intellectual property, including trademarks; any alleged infringement, misappropriation or violation of third-party proprietary rights; our use of “open source” software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; our ability to use, disclose, de-identify or license data and to integrate third-party technologies; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our partners; our reliance on third-party vendors to host and maintain our technology platform; our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; the terms of agreements between us and certain of our pre-IPO investors; the conditional conversion features of the 2024 and 2025 convertible notes, which, if triggered, could require us to settle the 2024 or 2025 convertible notes in cash; the impact of the accounting method for convertible debt securities that may be settled in cash; the potential volatility of our Class A common stock price; the potential impact of our securities class action litigation; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale; provisions in our second amended and restated certificate of incorporation and third amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; and our intention not to pay cash dividends on our Class A common stock. The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and other documents filed with the SEC include additional factors that could affect our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this presentation do not constitute legal, tax or business advice. Anyone reading this presentation should seek advice based on their particular circumstances from independent legal, tax and business advisors.

Confidential – Do Not Distribute2 As a convenience to investors who may wish to consider the impact of the segment reporting changes we implemented commencing with the first quarter of 2021, and the impact of Passport and Lighthouse health plan assets we divested during 2020 and 2021, we are providing (a) unaudited recast segment revenue information for each of the quarterly periods within the year ended December 31, 2020 and for the full year ended December 31, 2020, as well as (b) unaudited recast clinical solutions segment revenue excluding revenue from Passport and Lighthouse health plan assets for the years ended December 31, 2020, 2019 and 2018, and (c) unaudited adjusted transformation and platform and operations revenue excluding revenue from Passport and Lighthouse health plan assets for each of the quarterly periods within the years ended December 31, 2020 and 2019 and the quarter ended March 31, 2021. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements. These numbers may be subject to change in connection with our issuance of future financial results. Introductory Note

Confidential – Do Not Distribute3 • Q1 revenue growth of 29% y/y excluding revenue from divested assets1 • Continued momentum in the pipeline o Four new partnerships announced YTD vs. goal of 6-8 for 2021 o Opened up risk-bearing PCP segment for NCH o Strong operational and clinical performance across the business Q1 Highlights GROWTH • 6.9% Adjusted EBITDA margin for Q1 20212; ahead of plan on cost structure efforts • $15mm Adjusted EBITDA for Q1 20212 PROFITABILITY • $236.2mm in cash and cash equivalents and investments including cash held for the Passport wind-down of $95.4mm • No senior term loan debt, net debt to 3/31/21 TTM EBITDA of 2.9x3 CAPITAL 1) Non-GAAP measure, see “Non-GAAP Financial Measures” for definition and Appendix B for reconciliation to GAAP. GAAP revenue in Q1 2020 and Q1 2021 was $221.2mm and $215.1mm, respectively. Revenue growth excludes the impact of divested assets. 2) Non-GAAP measure, see “Non-GAAP Financial Measures” for definition and Appendix A for reconciliation to GAAP. Net income margin in Q1 2021 was (4.6)%. Q1 2021 GAAP net loss to common shareholders was $(9.8)mm. Amounts reflect our investment in True Health as a discontinued operation. 3) Non-GAAP measure, see “Non-GAAP Financial Measures” for definition and Appendix D for reconciliation to GAAP. Net debt includes principal amounts outstanding under our short-term and long-term debt of $316.3mm.

Enterprise Top Line Performance

STRONG REVENUE GROWTH

Quarterly Transformation and P&O Revenue Excluding Revenue from Divested Assets ($MM)[1]



31% CAGR
$123.0
$114.2
$122.0
$137.6
$162.7
$154.5
$170.2
$205.1
$209.8
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

GAAP Revenue ($MM)	Q1-20	Q2-20	Q3-20	Q4-20	Total 2020	Q1-21
Clinical Solutions[2]	$124.9	$130.8	$139.9	$147.2	$542.9	$130.2
Evolent Health Services[2]	97.0	87.2	100.4	100.1	384.7	85.3
Eliminations	(0.7)	(0.7)	(0.7)	(0.8)	(2.8)	(0.4)
Total Revenue	$221.2	$217.3	$239.6	$246.5	$924.8	$215.1

MULTIPLE GROWTH CHANNELS

- ✓New Partnerships – 4 announced YTD vs. 2021 target of 6-8
- ✓Expansion with current partners – 2mm lives added to New Century Health Technology & Services Suite in Q1
- ✓Cross-sell with current partners – adding additional services and specialties to existing partners

29% revenue growth in Q1 2021 vs. Q1 2020 excluding revenue from divested assets[1]

1) Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix B for reconciliation to GAAP. GAAP revenue in Q1 2019, Q2 2019, Q3 2019, Q4 2019, Q1 2020, Q2 2020, Q3 2020, Q4 2020 and Q1 2021 was $154.3mm, $149.7mm, $180.0mm, $204.0mm, $221.2mm, $217.3mm, $239.6mm, $246.5mm and $215.1mm, respectively. Amounts reflect our investment in True Health as a discontinued operation. Revenue growth excludes the impact of divested assets of Passport and Lighthouse health plans.

2) As a convenience to investors who may wish to consider the impact of the segment reporting changes we implemented commencing with the first quarter of 2021, we are providing unaudited recast segment revenue information for the each of the quarterly periods within the year ended December 31, 2020 and 2019, respectively. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and these numbers may be subject to change in connection with our issuance of future financial results.

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evolent HEALTH

Confidential – Do Not Distribute5 CLINICAL SOLUTIONS Improving clinical quality and lowering cost • New Century Health: Oncology and Cardiology Specialty Management o “Performance Suite”: Specialty Capitation and other Performance-Based Arrangements o “Tech & Services Suite”: Fee-based services • Evolent Care Partners: empowering Independent Primary Care Physicians o ~90,000 lives in MSSP “Pathways to Success” as of 3/31/2021 o ~$900MM in premium equivalent managed EVOLENT HEALTH SERVICES Seamless health plan administration • Integrated administrative and clinical platform for health plans • Next-generation population health capabilities and fee-based ACO enablement New Segments for 2021

Confidential – Do Not Distribute6 Enterprise Bottom Line Performance CONTINUED GROWTH $4.7 $24.0 $34.7 $48.6 $59.6 1Q20 2Q20 3Q20 4Q20 1Q21 TTM Total Adjusted EBITDA ($MM) On track towards target of achieving mid- teens adj EBITDA margin in 2024 via 200- 300 bps annual improvement SOURCES OF MARGIN EXPANSION ✓Cost Reductions – Identified, in process actions to optimize cost structure ✓New Partner Maturation – Performance based partnerships target improved profitability y/y through improved pathway adherence ✓Fixed Cost Scale – as the business grows at targeted topline growth rate, expect to add about 100 bps of margin annually through scale 1 1) Non-GAAP measure, see “Non-GAAP Financial Measures” for definition and Appendix A for reconciliation to GAAP. TTM GAAP net loss to common shareholders in Q1 2020, Q2 2020, Q3 2020, Q4 2020, Q1 2021 was $334.0mm, $505.9mm, $517.7mm, $334.2mm and $265.3mm, respectively. Amounts reflect our investment in True Health as a discontinued operation. Services Adjusted EBITDA Adjusted EBITDA

Clinical Solutions Growth – Revenue and Customer Maturity

Clinical Solutions Segment Revenue Excluding Divested Assets ($MM)[1,2]


$600
$500
$400
$300
$200
$100
$-
41% CAGR
$185.4
$224.4
$407.6
$521.3
2018 PF
2019
2020
Q1 2021 Annualized

✓ Strong growth driven by ongoing macro trends in oncology and cardiology, same store growth, and large addressable market

Margin Opportunity Over Time


5%
4-6%
12-18%
60%
30-40%
2020 Adj EBITDA Margin3
NCH - Example First Year Contract Margin
NCH Specialty - Example Third Year Contract Margin
NCH Tech & Services Suite - Example Margin
ECP Primary Care - Example Third Year Contract Margin
Relative Growth Rates:

✓ Margin accretion over time driven by increases in pathway adherence and network optimization

✓ Ultimate contract profitability dependent on control factors (e.g., network delegation)

1) As a convenience to investors who may wish to consider the impact of the segment reporting changes we implemented commencing with the first quarter of 2021, we are providing unaudited recast segment revenue information for the years ended December 31, 2020, 2019 and 2018, respectively. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements, and these numbers may be subject to change in connection with our issuance of future financial results.
2) Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix C for reconciliation to GAAP. GAAP Clinical Solutions Revenue in 2018, 2019, 2020, Q1 2021 Annualized was $185.4mm, $279.5mm, $542.7mm, and $520.9mm, respectively.
3) Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix A for reconciliation to GAAP. GAAP net loss for 2020 was $(334.6)mm.

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evolent HEALTH

Confidential – Do Not Distribute8 Appendix

Confidential – Do Not Distribute9 Non-GAAP Financial Measures In addition to disclosing financial results that are determined in accordance with GAAP, we present and discuss Total Revenue Excluding Divested Assets and Net Debt Compared to TTM EBITDA, which are non-GAAP financial measures, as supplemental measures to help investors evaluate our fundamental operational performance. Total Revenue Excluding Divested Assets is defined as the sum of Transformation revenue plus Platform and Operations revenue, less revenue from our divested health plan assets. For purposes of calculating Total Revenue Excluding Divested Assets, the Company treats is former investment in True Health as a discontinued operation and excludes it from the calculation. Management uses Total Revenue Excluding Divested Assets as a supplemental performance measure because it reflects a complete view of the on-going operational results. The measures are also useful to investors because they reflect the full view of our operational performance in line with how we generate our long-term forecasts. Net Debt is defined as the principal amounts outstanding under the Company’s 2021 Notes, 2024 Notes and 2025 Notes adjusted to exclude cash and cash equivalents including amounts from the wind-down of Passport. Net Debt to TTM Adjusted EBITDA is defied as Net Debt divided by TTM Adjusted EBITDA. Management uses Net Debt as a supplemental performance measure because the netting of cash and cash equivalents from the principal amount of debt outstanding allows us to determine our debt repayment requirements in excess of available cash. We believe that this measure is also useful to investors because it allows further insight into the capital requirements of the Company that is comparable to other organizations in our industry and in the market in general. Management uses Net Debt to TTM Adjusted EBITDA as a supplemental performance measure because it allows the investor to understand capital requirements compared to operating performance over time. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general. Adjusted EBITDA is defined as EBITDA (net loss attributable to common shareholders of Evolent Health, Inc. before interest income, interest expense, (provision) benefit for income taxes, depreciation and amortization expenses), adjusted to exclude equity method investment impairment, gain on the transfer of membership, loss on repayment or extinguishment of debt, gain (loss) from equity method investees, gain (loss) on disposal of assets and consolidation, goodwill impairment, changes in fair value of contingent consideration and indemnification asset, other income (expense), net, net (gain) loss from non-controlling interests, repositioning costs, purchase accounting adjustments, stock- based compensation expense, severance costs, amortization of contract cost assets, strategy and shareholder advisory services, acquisition-related costs and discontinued operations. Adjusted EBITDA Margin is as defined Adjusted EBITDA divided by Adjusted Revenue. Management uses Adjusted EBITDA as a supplemental performance measure because the removal of acquisition-related costs, one-time or non-cash items (e.g. depreciation, amortization and stock-based compensation expenses) allows us to focus on operational performance. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general. Management uses Adjusted EBITDA margin as a supplemental performance measure because it allows the investor to understand operational performance compared to revenues over time. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general. These adjusted measures do not represent and should not be considered as alternatives to GAAP measurements, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. A reconciliation of these adjusted measures to their most comparable GAAP financial measures is presented in the tables below. We believe these measures are useful across time in evaluating our fundamental core operating performance.

Confidential – Do Not Distribute10 Appendix A – Evolent Health, Inc. Adjusted EBITDA Reconciliation TTM Ended ($ in millions) Q1 2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net loss attributable to common shareholders of Evolent Health, Inc. $(9.8) $(265.3) $(334.2) $(517.7) $(505.9) $(334.0) GAAP Margin (4.6)% (36.9)% Less: Interest income 0.1 2.0 2.6 3.5 3.3 3.2 Interest expense (6.3) (28.3) (28.3) (23.7) (19.9) (17.3) (Provision) benefit for income taxes (0.6) 2.0 2.4 25.6 27.0 21.9 Depreciation and amortization expenses (15.2) (60.0) (60.8) (61.9) (62.7) (62.2) EBITDA 12.2 (180.9) (250.1) (461.1) (453.6) (279.7) Less: Gain on transfer of membership 23.0 23.0 - - - - Impairment of equity method investments - - (47.1) (47.1) (47.1) (47.1) Goodwill impairment - (215.1) (215.1) (414.9) (414.9) (199.8) Gain (loss) from equity method investees 7.8 18.2 10.0 7.7 17.6 (9.5) Net loss attributable to non-controlling interests - - - 2.0 1.4 1.7 Loss on repayment/ extinguishment of debt (19.2) (23.9) (4.8) (4.8) - - Gain (loss) on disposal of assets and consolidation - 5.7 (0.7) (6.4) (6.4) 3.2 Change in fair value of contingent consideration and indemnification asset 0.6 (7.1) (3.9) 4.2 7.3 7.9 Other income (expense), net - (0.1) (0.1) (0.1) (0.1) (1.0) Repositioning costs (5.4) (6.7) (1.3) - - - Purchase accounting adjustments - - - (1.0) (1.2) (1.3) Stock-based compensation expense (3.7) (14.8) (14.6) (10.9) (13.5) (14.6) Severance costs (0.1) (2.9) (9.0) (10.5) (9.0) (12.9) Amortization of contract cost assets (0.1) (3.6) (3.9) (4.1) (2.5) (2.5) Strategy and shareholder advisory expenses (5.0) (5.0) - - - - Acquisition-related costs (2.0) (3.8) (2.1) (7.8) (8.3) (10.1) Gain (loss) from discontinued operations 1.4 (4.4) (6.1) (2.1) (0.9) 1.6 Adjusted EBITDA $14.9 $59.6 $48.6 $34.7 $24.0 $4.7 Adjusted EBITDA Margin 6.9% 5.4%

Confidential – Do Not Distribute11 Appendix B – Quarterly Revenue Excluding Divested Assets ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Transformation revenue $3.4 $1.9 $5.2 $4.7 $5.2 $0.8 $4.8 $1.2 $0.3 Platform and operations revenue 150.4 147.8 174.8 199.3 216.0 216.5 234.8 245.3 214.7 Total revenue 154.3 149.7 180.0 204.0 221.2 217.3 239.6 246.5 215.1 Less: Divested assets (31.3) (35.5) (58.0) (66.4) (58.5) (62.8) (69.4) (41.4) (5.3) Total revenue excluding divested assets $123.0 $114.2 $122.0 $137.6 $162.7 $154.5 $170.2 $205.1 $209.8

Confidential – Do Not Distribute12 Appendix C – Clinical Services Revenue Excluding Divested Assets ($ in millions) Q1 2021 Annualized 2020 2019 2018 Total clinical services revenue $520.9 $542.7 $279.5 $185.4 Less: Divested assets 0.1 134.9 55.1 - Total clinical services revenue excluding divested assets $521.0 $407.8 $224.4 $185.4

Confidential – Do Not Distribute13 Appendix D – Net Debt to March 31, 2021 TTM Adjusted EBITDA ($ in millions) 3/31/2021 Principal amounts of short-term and long-term debt 2021 Notes $26.7 2024 Notes 117.1 2025 Notes 172.5 Subtotal 316.3 Less: Net cash and cash equivalent excluding amounts related to wind-down of Passport 140.6 Net debt 175.7 Divided by: TTM March 31, 2021 Adjusted EBITDA 59.6 Net debt to TTM March 31, 2021 Adjusted EBITDA 2.9x